                                                                   Exhibit 10.46


                               FOURTH AMENDMENT TO
                         SENIOR SECURED CREDIT AGREEMENT

               This Fourth Amendment to Senior Secured Credit Agreement (this "Amendment") is entered into as of November 20, 2000, by and among The Titan Corporation (the "Borrower"), the financial institutions party hereto (the "Lenders"), Credit Suisse First Boston, as Lead Arranger and as Administrative Agent for the Lenders (the "Administrative Agent"), First Union Securities, Inc., as Co-Arranger and as Syndication Agent (the "Syndication Agent"), and the Bank of Nova Scotia, as the Documentation Agent (the "Documentation Agent").

                                    RECITALS

               A. The Borrower, the Lenders, the Administrative Agent, the Syndi cation Agent and the Documentation Agent are parties to that certain Senior Secured Credit Agreement dated as of February 23, 2000 (as amended to date, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement.

               B. The Borrower has requested that the Credit Agreement be amended to add a senior secured multi-draw term loan facility in an aggregate principal amount of up to $75 million (the "Rollover Delay-Draw Term Loan Facility").

               C. The Credit Agreement requires the consent of the Required Lenders for any such amendment.

               D. The Borrower hereby requests the consent of the Required Lenders to add the Rollover Delay-Draw Term Loan Facility to the Credit Agreement and to amend the Credit Agreement as herein provided.


                                    AGREEMENT

                  Section 1. AMENDMENTS TO CREDIT AGREEMENT. (a) Section 1.1 of the Credit Agreement is hereby amended by:

                  (i) amending the definition of "Applicable Margin" by deleting the heading in the pricing performance grid contained therein which reads "Multi-Draw Term Loans and Revolving Loan" each place such heading appears and inserting the following in replacement therefor:

                  "Multi-Draw Term Loans, Revolving Loans and Rollover Delay-Draw Term Loans";

                  (ii) amending the definition of "Commitment" by inserting the following after the text "Term C Loan Commitment,":

                  "Rollover Delay-Draw Term Loan Commitment,"

                  (iii) amending the definition of "Net Proceeds" by inserting the following after the phrase "and the Revolving Loan Commitment Amount" in the last paragraph thereof:

                  ", Rollover Delay-Draw Term Loan Commitment Amount"

                  (iv) deleting the definition of "Non-Utilization Fee" and replacing it with the following:

                           ""NON-UTILIZATION FEE" means a Usage-based fee equal to the percentage specified in the grid below of (i) prior to the Multi-Draw Term Loan Commitment Termination Date, the undrawn portion of each of the Revolving Loan Commitment Amount and the Multi-Draw Term Loan Commitment Amount, (ii) on and after the Multi-Draw Term Loan Commitment Termination Date until the Rollover Delay-Draw Term Loan Commitment Termination Date, the undrawn portion of each of the Revolving Loan Commitment Amount and the Rollover Delay-Draw Term Loan Commitment Amount, and (iii) after the Rollover Delay-Draw Term Loan Commitment Termination Date, the undrawn portion of the Revolving Loan Commitment Amount:


                Usage                                            Non-Utilization Fee
        --------------------                                 -------------------------
less than 30%                                                            1.00%
30% less than equal to Usage less than equal to 50%                      0.75%
greater than 50%                                                         0.50%"


                  (v)      amending the definition of "Percentage" by

                           (1) deleting the word "or" appearing directly after the phrase "Term B Loans or Term B Loan Commitments,";

                           (2) inserting the following directly after the phrase "Term C Loans or Term C Loan Commitments":

                                    "or Rollover Delay-Draw Term Loans or
                                    Rollover Delay-Draw Term Loan Commitments,";
                                    and

                           (3) inserting the following after the phrase "Term C Loans" in the last sentence thereof:

                                    "or Rollover Delay-Draw Term Loans";

                  (vi)     amending the definition of "Stated Maturity Date" by

                           (1) deleting the word "and" from after the semicolon ";" at the end of clause (c);

                           (2) replacing the period "." at the end of clause (d) with a semicolon ";" and inserting the word "and" thereafter; and

                           (3)      inserting the following new clause (e):

                                    "(e) the Rollover Delay-Draw Term Loans, the sixth anniversary of the Closing Date.";

                  (vii) deleting the definition of "Term Loan" in its entirety and replacing it with the following:

                           ""TERM LOAN" means, as the context may require, a Multi-Draw Term Loan, a Term B Loan, a Term C Loan, and/or a Rollover Delay-Draw Term Loan."

                  (viii) deleting the definition of "Term Loan Commitment" in its entirety and replacing it with the following:

                           ""TERM LOAN COMMITMENT" means, as the context may require, a Term B Loan Commitment, a Term C Loan Commit ment, a Multi-Draw Term Loan Commitment and/or a Roll over Delay-Draw Term Loan Commitment."

                  (ix) deleting the definition of "Term Loan Commitment Amount" in its entirety and replacing it with the following:

                           ""TERM LOAN COMMITMENT AMOUNT" means, as the context may require, the Term B Loan Commitment Amount, the Term C Loan Commitment Amount, the Multi-Draw Term Loan Commitment Amount and/or the Rollover Delay-Draw Term Loan Commitment Amount."

                  (x) deleting the definition of "Term Loan Commitment Termination Date" in its entirety and replacing it with the following:

                           ""TERM LOAN COMMITMENT TERMINATION DATE" means, as the context may require, the Term B Loan Commitment Termination Date, the Term C Loan Commitment Termination Date, the Multi-Draw Term Loan Termination Date and/or the Rollover Delay-Draw Term Loan Commitment Termination Date."

                  (xi) deleting the definition of "Term Loan Lender" in its entirety and replacing it with the following:

                           ""TERM LOAN LENDER" means, as the context may require, each Multi-Draw Term Loan Lender, each Term B Loan Lender, each Term C Loan Lender and each Rollover Delay-Draw Term Loan Lender."

                  (xii) deleting the definition of "Term Note"in its entirety and replacing it with the following:

                           "TERM NOTE" means, as the context may require, a Multi-Draw Term Note, a Term B Note, a Term C Note, and/or a Rollover Delay-Draw Term Note."

                  (xiii) deleting the definition of "Usage" in its entirety and replacing it with the following:

                           ""USAGE" means, (A) for each applicable Fiscal Quarter or portion thereof ending prior to the initial date that the Rollover Delay-Draw Term Loan Commitment is in effect, a percentage equal to (1) the daily average of the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (including the aggregate principal amount of all outstanding Swing Line Loans and the Letter of Credit Outstandings but excluding Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing the Issuers for any amount drawn under any Letter of Credit but not yet so applied, to the extent such amounts are included as outstanding
                           Swing Line Loans or Letter of Credit Outstandings) PLUS (ii) the aggregate principal amount of all outstanding Multi-Draw Term Loans, DIVIDED by (2) the daily average of the sum of (i) the Revolving Loan Commitment Amount and (ii) either (x) the Multi-Draw Term Loan Commitment Amount (prior to the Multi-Draw Term Loan Commitment Termination Date) or (y) the aggregate principal amount of all outstanding Multi-Draw Term Loans (subsequent to the Multi-Draw Term Loan Commitment Date), for such Fiscal Quarter or portion thereof, and (B) for each applicable Fiscal Quarter or portion thereof ending on or after the initial date the Rollover Delay-Draw Term Loan Commitment is in effect a percentage equal to (1) the daily average of the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (including the aggregate principal amount of all outstanding Swing Line Loans and the Letter of Credit Outstandings but excluding Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing the Issuers for any amount drawn under any Letter of Credit but not yet so ap plied, to the extent such amounts are included as outstanding Swing Line Loans or Letter of Credit Outstandings) PLUS
                           (ii) the aggregate principal amount of all outstanding Rollover

                           Delay-Draw Term Loans, DIVIDED by (2) the daily average of the sum of (i) the Revolving Loan Commitment Amount and (ii) either (x) the Rollover Delay-Draw Term Loan Commitment Amount (prior to the Rollover Delay-Draw Term Loan Commitment Termination
                           Date) or (y) the aggregate principal amount of all outstanding Rollover Delay-Draw Term Loans (subsequent to the Rollover Delay-Draw Term Loan Commit ment Date), for such Fiscal Quarter or portion thereof."

                  (vi) inserting the following definitions in Section 1.1 of the Credit Agreement in appropriate alphabetical order :

                           ""FOURTH AMENDMENT" means that Fourth Amendment to Senior Secured Credit Agreement dated as of November 20, 2000 among the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent."

                           ""ROLLOVER DELAY-DRAW TERM LOAN" is defined in
                           SECTION 2.3(d)."

                           ""ROLLOVER DELAY-DRAW TERM LOAN COMMITMENT" means, relative to any Lender, such Lender's obligation (if any) to make Rollover Delay-Draw Term Loans pursuant to SECTION 2.3(d)."

                           ""ROLLOVER DELAY-DRAW TERM LOAN COMMITMENT AMOUNT" means, on any date, $75,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.6."

                           ""ROLLOVER DELAY-DRAW TERM LOAN COMMITMENT
                           TERMINATION DATE" means the earliest of:

                             (a) November 23, 2001;

                             (b) the date on which the Rollover Delay-Draw Term Loan Commitment Amount is terminated in full or reduced to zero pursuant to SECTION 2.6; or

                             (c) the date on which any Commitment Termination Event occurs.

                           Upon the occurrence of any event described in CLAUSE
                           (a), (b), or (c), the Rollover Delay-Draw Term Loan Commitments shall terminate automatically without any further action."

                           ""ROLLOVER DELAY-DRAW TERM LOAN LENDER" means the Lenders listed on SCHEDULE II (as supplemented) with Rollover Delay-Draw Term Loan Commitments and Lenders from time to time holding Rollover Delay-Draw Term Loans and Roll over Delay-Draw Term Loan Commitments after giving effect to any assignments permitted by
                           SECTION 11.11."

                           ""ROLLOVER DELAY-DRAW TERM NOTE" means a promissory note of the Borrower payable to any Lender, in the form of EXHIBIT A-6 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Rollover Delay-Draw Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof."

        (b) Section 2.3 of the Credit Agreement is hereby amended by adding the following clause 2.3(d):

                  ""(d) ROLLOVER DELAY-DRAW TERM LOANS. From time to time on any Business Day occurring after November 23, 2000, but prior to the Rollover Delay-Draw Term Loan Commitment Termination Date, each Rollover Delay-Draw Term Loan Lender will make loans (relative to such Rollover Delay-Draw Term Loan Lender, its "ROLLOVER DELAY-DRAW TERM LOANS") to the Borrower equal to such Rollover Delay-Draw Term Loan Lender's Percentage of the aggregate amount of each Borrowing of the Rollover Delay-Draw Term Loans requested by the Borrower to be made on such day. No amounts paid or prepaid with respect to Rollover Delay-Draw Term Loans may be reborrowed."

        (c) Section 2.4 of the Credit Agreement is hereby amended by inserting the following clause 2.4(e):

                  "(e)     all Rollover Delay-Draw Term Loans

                           (i) of all Lenders made prior to the Rollover Delay-
                  Draw Term Loan Commitment Termination Date would ex ceed the Rollover Delay-Draw Term Loan Commitment Amount; or

                           (ii) of such Lender with a Rollover Delay-Draw Term
                  Loan Commitment made prior to the Rollover Delay-Draw Term Loan Commitment Termination Date would exceed such Lender's Percentage of the Rollover Delay-Draw Term Loan Commitment Amount."

        (d) Section 2.6(a) of the Credit Agreement is hereby amended by inserting the following after the phrase "the Revolving Loan Commitment Amount" in the first sentence thereof:

                  ", Rollover Delay-Draw Term Loan Commitment Amount,"

        (e) Section 2.6(b) of the Credit Agreement is hereby amended by deleting such provision in its entirety and inserting the following in replacement therefor:

                  "(b) MANDATORY. (i) (A) On the Multi-Draw Term Loan Commitment Termination Date, the Multi-Draw Term Loan Commitment Amount shall automatically and without the requirement of any action on the part of any Person be permanently reduced to zero, and (B) on the Rollover Delay-Draw Term Loan Commitment Termination Date, the Rollover Delay-Draw Term Loan Commitment Amount shall automatically and without the requirement of any action on the part of any Person be permanently reduced to zero, and (ii) on the date the Borrower or any of its Restricted Subsidiaries receives any Net Proceeds and after the expiration of any period designated for the purchase of Qualified Assets, if appropriate (in accordance with the definition of "Net Proceeds"), (1) with respect to any Net Proceeds not applied to reduce the outstanding Term Loans in accordance with SECTION 3.1(c), the Multi-Draw Term Loan Commitment Amount (prior to the Multi-Draw Term Loan Commitment Termination Date) shall, and the Rollover Delay-Draw Term Loan Commitment Amount (prior to the

                           Rollover Delay-Draw Term Loan Commitment Termination
                           Date) shall, be reduced by an amount equal to 100% of Net Proceeds with respect to Net Proceeds described in CLAUSES (b), (c), and (d) of the definition thereof and 50% of such Net Proceeds with respect to the Net Proceeds described in CLAUSE (a) of the definition thereof, and (2) the Revolving Loan Commitment Amount (after application of such Net Proceeds pursuant to SECTION 3.2(b)) shall be reduced by an amount equal to 100% of the remaining Net Proceeds with respect to Net Proceeds described in CLAUSES (b), (c), and (d) of the definition thereof and 50% of such Net Proceeds with respect to the Net Proceeds described in CLAUSE (a) of the definition thereof.

        (f) Section 2.7 of the Credit Agreement is hereby amended by inserting the phrase "or Rollover Delay-Draw Term Loans" in the first sentence thereof immediately following the phrase "in the case of Multi-Draw Term Loans" contained therein.

        (g) Section 3.1(d) of the Credit Agreement is hereby amended by adding the following clause (iv):

                  "(iv) Rollover Delay-Draw Term Loans in installments on the dates set forth below (PROVIDED that if such date is not a Business Day, the installment shall be paid on the preceding Business Day), each such installment to be in an amount equal to the corresponding percentages set forth below of the principal amount of the Rollover Delay-Draw Term Loans outstanding as of the Rollover Delay-Draw Term Loan Commitment Termination Date:


                                                SCHEDULED REPAYMENT
                 DATE                            OF ROLLOVER DELAY-
                                                  DRAW TERM LOANS
====================================== ======================================
December 31, 2001                                      2.50%
March 31, 2002                                         2.50%
-------------------------------------- --------------------------------------
June 30, 2002                                          3.75%
September 30, 2002                                     3.75%
December 31, 2002                                      3.75%
March 31, 2003                                         3.75%



                                                SCHEDULED REPAYMENT
                 DATE                            OF ROLLOVER DELAY-
                                                  DRAW TERM LOANS
====================================== ======================================
June 30, 2003                                          5.00%
September 30, 2003                                     5.00%
December 31, 2003                                      5.00%
March 31, 2004                                         5.00%
June 30, 2004                                          6.25%
September 30, 2004                                     6.25%
December 31, 2004                                      6.25%
March 31, 2005                                         6.25%
June 30, 2005                                          7.50%
September 30, 2005                                     7.50%
December 31, 2005                                      10.00%
Sixth Anniversary                                      10.00%
of the Closing Date
====================================== ======================================


        ; PROVIDED that the scheduled installments of principal of the Rollover Delay-Draw Term Loans set forth above shall be reduced on a PRO RATA basis in connection with any voluntary or mandatory prepayments of the Rollover Delay-Draw Term Loans in accordance with SECTION 3.1; and PROVIDED, FURTHER that the final installment specified above for the repayment by the Borrower of the Rollover Delay-Draw Term Loans shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by the Borrower under this Agreement with respect to the Rollover Delay-Draw Term Loans."

        (h) Section 3.2(b) of the Credit Agreement is hereby amended by deleting clauses (x) and (y) of the proviso to clause (i) thereof and inserting the following in replacement thereof:

               "(x) 100% of any prepayment so refused shall be applied PRO RATA to the Multi-Draw Term Loans and the Rollover Delay-Draw Term Loans until the Multi-Draw Term Loans and the Rollover Delay-Draw Term Loans have been paid in full and (y) after all Multi-Draw Term Loans and Rollover Delay-Draw Term Loans have been repaid in full and the Multi-Draw Term Loan Commitment and the Rollover Delay-Draw Term Loan Commitment have terminated, any remaining amount of the prepayment refused by the

         Term B Lenders and the Term C Lenders shall be applied PRO RATA to the Term B Loans and the Term C Loans"

        (i) Section 3.3 of the Credit Agreement is hereby amended by adding the following clause (d):

                  "(d) Notwithstanding the foregoing, the Rollover Delay-Draw Term Loans shall initially bear interest at the Alternate Base Rate plus the Applicable Margin. Commencing on the earlier to occur of (i) the date syndication of Rollover Delay-Draw Term Loans is deemed closed by the Agent and (ii) December 23, 2000, such interest rates will be, at the Borrower's option, either the Alternate Base Rate or the LIBO Rate (Reserve Adjusted) plus, in each case, the Applicable Margin."

        (j) Section 3.6(a) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in replacement therefor:

                  "(a) NON-UTILIZATION FEE. The Borrower agrees to pay to the Administrative Agent for the account of each Lender, in accordance with such Lender's Percentage of the sum of (i) the Revolving Loan Commitment Amount, (ii) the Multi-Draw Term Loan Commitment Amount (on and prior to the Multi-Draw Term Loan Commitment Termination Date) or the outstanding Multi-Draw Term Loans (subsequent to the Multi-Draw Term Loan Commitment Termination Date), and (iii) the Rollover Delay-Draw Term Loan Commitment Amount (commencing on the initial date the Rollover Delay-Draw Term Loan Commitment is effective until and including the Rollover Delay-Draw Term Loan Commitment Termination
         Date) or the outstanding Rollover Delay-Draw Term Loans (subsequent to the Rollover Delay-Draw Term Loan Commitment Termination Date) for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower's inability to satisfy any condition of ARTICLE V) commencing on the Closing Date and continuing through the Revolving Loan Commitment Termination Date, the Non-Utilization Fee. The Non-Utilization Fee payable pursuant to this Section shall be calculated on a year comprised of 360 days and payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first Quarterly Payment Date following the Closing Date, for the period ending on (and including) the last day of the immediately preceding December, March, June or September, respectively, on the Multi-Draw Term Loan Commitment Termination Date, the Rollover

         Delay-Draw Term Loan Commitment Termination Date and on the Revolving Loan Commitment Termination Date."

        (k)   A new Section 5.4 is hereby added to the Credit Agreement:

               "Section 5.4. ROLLOVER DELAY-DRAW TERM LOANS. In addition to the conditions set forth in SECTION 5.2, no Rollover Delay-Draw Term Loans shall be made until the following conditions precedent are satisfied:

               (a) The Administrative Agent shall have received resolutions of the board of directors of the Borrower, certified by its Secretary or Assistant Secretary, which authorize the execution, delivery and performance by the Borrower of the Fourth Amendment.

               (b) The Administrative Agent shall have received the opinion of Morgan, Lewis & Bockius LLP in form and substance reasonably satisfactory to the Administrative Agent.

               (c) The Administrative Agent shall have received a certificate from an Authorized Officer of the Borrower stating that the representations and warranties set forth in Section 3(a)(x) of the Fourth Amendment are true and correct.

               (d) The Administrative Agent shall have received, for the account of each Rollover Delay-Draw Term Loan Lender, such Lender's Rollover Delay-Draw Term Note, in an amount equal to the Rollover Delay-Draw Term Loan Commitment of such Rollover Delay-Draw Term Loan Lender."

        (l) Schedule II to the Credit Agreement is hereby amended by adding thereto a supplement set forth on Exhibit A hereto, reflecting the respective Percent ages of the Rollover Delay-Draw Term Loan Lenders as of the effective date of this Amendment.

        (m) The Credit Agreement is hereby amended by adding a new Exhibit A-6, Form of Rollover Delay-Draw Term Note, attached hereto as Exhibit B.

                  Section 2. AMENDMENT EFFECTIVE DATE. This Amendment shall become effective on the date on which all of the conditions set forth below have been satisfied (or waived by the Required Lenders):

        (1) The Administrative Agent shall have received counterparts of this Amendment, executed by the Borrower, the Required Lenders and all of the Rollover Delay-Draw Term Loan Lenders.

        (2) The Administrative Agent shall have received a certificate from an Authorized Officer of the Borrower stating that immediately before and after giving effect to this Amendment, no Default shall have occurred and be continuing or would result therefrom and that the representations and warranties set forth in the Credit Agreement and in this Amendment (except as set forth in Section 3(a)(x) of this Amendment) are true and correct.

        (3) The Multi-Draw Term Loan Commitment shall have terminated and no Multi-Draw Term Loans shall have been borrowed.

        (4) The Borrower shall have paid to the Administrative Agent for the account of the Lenders the following consent fees:

               (1) with respect to each Multi-Draw Term Loan Lender that becomes a Rollover Delay-Draw Term Loan Lender, an amount equal to such Lender's Rollover Delay-Draw Term Loan Commit ment multiplied by 0.05%; and

               (2) with respect to each Lender that consents to this Amendment, an amount equal to the aggregate principal amount of such Lender's Commitments under the Credit Agreement, multiplied by 0.05%.

               Section 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Amendment and on the effective date of this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith
(x) have been authorized by all requisite corporate action on the part of the Borrower and (y) will not violate the Borrower's articles of incorporation or bylaws, (b) all representations and warranties set forth in the Credit
Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Credit Agreement (as amended by this Amendment) and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

               Section 4. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Docu ment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by any of the Credit Agents or the Lenders, or any closing, shall affect the representations and warranties or the right of the Credit Agents and the Lenders to rely upon them.

               Section 5. REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

               Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

               Section 7. EXECUTION. This Amendment may be executed in counterparts, each of which shall be an original and all of which, collectively, shall constitute one instrument.

               Section 8. LIMITED EFFECT. This Amendment relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights the Lenders may have under the Credit Agreement, and shall not be considered to create a course of dealing or to otherwise obligate the Lenders to execute any amendments or grant any waivers or consents under the same or similar circumstances in the future.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                      THE TITAN CORPORATION


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                  ACKNOWLEDGED AND AGREED TO BY EACH GUARANTOR:


                           Advanced Communication Services, Inc.
                           Advanced Management Incorporated
                           Assist Cornerstone Technologies, Inc.
                           Atlantic Aerospace Electronics Corporation
                           AverStar, Inc.
                           Cayenta Operating Company
                           Cayenta, Inc.
                           Computer Based Systems, Inc.
                           DBA Systems, Inc.
                           Delfin Systems
                           Diversified Control Systems, Inc.
                           Eldyne, Inc.
                           Horizons Technology, Inc.
                           Integrated Control Systems, Inc.
                           Intermetrics International, Inc.
                           Intermetrics Securities, Inc.
                           J.B. Systems, Inc.
                           LinCom Corporation
                           LinCom Wireless, Inc.
                           Linkabit Wireless, Inc.
                           Mergeco, Inc.
                           MJR Associates, Inc.
                           Program Support Associates, Inc.
                           Pulse Engineering, Inc.
                           Pulse Sciences, Inc.
                           RF Microsystems, Inc.
                           SemCor, Inc.
                           SenCom, Inc.
                           SureBeam Corporation
                           System Resources Corporation


                           All By:
                                  ----------------------------------------------
                           Name:
                           Title:

                           Titan Food Pasteurization Corp.
                           Titan Medical Sterilization Corp.
                           Titan SureBeam Brazil, Inc.
                           Titan Systems Corporation
                           Titan Unidyne Corporation
                           Titan Wireless, Inc.
                           Tomotherapeutics, Inc.
                           Validity Corporation
                           VisiCom Laboratories, Inc.
                           Microlithics Corporation


                           All By:
                                  ----------------------------------------------
                           Name:
                           Title:

                           LENDER:



                           By:
                              --------------------------------------------------
                              Name:
                              Title:

                                                                       EXHIBIT A


                   SUPPLEMENT TO CREDIT AGREEMENT SCHEDULE II
                ROLLOVER DELAY-DRAW TERM LOAN LENDER PERCENTAGES


                                                        ROLLOVER
                                                       DELAY-DRAW
                                                       TERM LOAN
           NAME AND NOTICE                             COMMITMENT
          ADDRESS OF LENDER                            PERCENTAGE
          -----------------                            ----------
Credit Suisse First Boston                             14.85714285

The Bank of Nova Scotia                                8.57142857

First Union National Bank                              8.57142857

Comerica Bank                                          9.14285715

Transamerica Business Credit Corp.                     8.57142857

Erste Bank                                             5.71428572

Fleet Boston Financial                                     8.0

KeyBank National Association                               8.0

IBM Credit Corporation                                 11.42857143

Imperial Bank                                          8.57142857

Bank Austria Creditanstalt Corporate Finance, Inc.     5.71428569

Fuji Bank LTD                                          2.85714287


                                    EXHIBIT B

                                                                     EXHIBIT A-6


                          ROLLOVER DELAY-DRAW TERM NOTE


$_________                                                     November 23, 2000


         FOR VALUE RECEIVED, the undersigned, THE TITAN CORPORATION, a
Delaware corporation (the "BORROWER"), promises to pay to the order of [Name of Lender] and its registered assigns (the "ROLLOVER DELAY-DRAW TERM LOAN LENDER") on the Stated Maturity Date for all Rollover Delay-Draw Term Loans, the principal sum of [_______________] DOLLARS ($_________) or, if less, the aggregate unpaid principal amount of all Rollover Delay-Draw Term Loans made by the Rollover Delay-Draw Term Loan Lender pursuant to that certain Senior Secured Credit Agreement, dated as of February 23, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the various financial institutions (including the Rollover Delay-Draw Term Loan Lender) as are or may become parties thereto (collectively, the "LENDERS"), Credit Suisse First Boston, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), First Union Securities, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Documentation Agent. Terms used herein have the meanings provided in the Credit Agreement.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

         This Rollover Delay-Draw Term Note is one of the Rollover Delay-Draw Term Notes referred to in, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Rollover Delay-Draw Term Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Rollover Delay-Draw Term Note and on which such Obligations may be declared to be immediately due and payable.

         The Borrower hereby irrevocably authorizes the Rollover Delay-Draw Term Loan Lender to make (or cause to be made) appropriate notations on the grid attached hereto (or on any continuation of such grid), which notations, if made, shall evidence, INTER ALIA, the date of and the outstanding principal of, the Rollover Delay-Draw Term Loans evidenced hereby. Such notations shall be rebuttable presumptive evidence of the accuracy of the information so set forth; PROVIDED,

HOWEVER, that the failure of the Rollover Delay-Draw Term Loan Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower.

         Any assignment or transfer of this Rollover Delay-Draw Term Note shall be effective solely by registration thereof in the Register pursuant to the Credit Agreement.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS ROLLOVER DELAY-DRAW TERM NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).


                                         THE TITAN CORPORATION


                                         By
                                           -------------------------------------
                                           Name:
                                           Title:

            ROLLOVER DELAY-DRAW TERM LOAN AND PRINCIPAL PAYMENTS


                Amount of
           Rollover Delay-Draw                            Amount of Principal         Unpaid Principal
              Term Loan Made                                      Repaid                   Balance
        --------------------------     Interest         -----------------------     ---------------------
         Alternate        LIBO          Period          Alternate          LIBO     Alternate        LIBO               Notation
Date     Base Rate        Rate      (If Applicable)     Base Rate          Rate     Base Rate        Rate      Total     Made By
====================================================================================================================================











